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                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT
                                       TO
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT

     This Second Amendment to Third Amended and Restated Loan Agreement (the "Second Amendment") is dated May 9, 2003 and is made by and among Whitney National Bank ("Lender"), Conrad Shipyard, L.L.C. ("Borrower"), Orange Shipbuilding Company, Inc. ("Orange") and Conrad Industries, Inc. ("Conrad").

     WHEREAS, the parties wish to amend that certain Third Amended and Restated Loan Agreement by and among Lender, Borrower, Orange and Conrad, dated July 18, 2002, as amended by the First Amendment to the Third Amended and Restated Loan Agreement (collectively the "Loan Agreement").

     NOW THEREFORE, the parties hereby agree as follows:

     1. As used herein, capitalized terms not defined herein shall have the meanings attributed to them in the Loan Agreement.

     2. Section I of the Loan Agreement is hereby amended by amending and restating the definitions of "Base Rate" and "$10,000,000 Line of Credit Period" as follows:

     "Base Rate" shall mean JPMorgan Chase Prime Rate. JPMorgan Chase Prime Rate shall mean that rate of interest as recorded by JPMorgan Chase Bank from time to time as its prime lending rate with the rate of interest to change when and as said prime lending rate changes. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in JPMorgan Chase Prime Rate shall take effect at the time of such change in JPMorgan Chase Prime Rate.

     "$10,000,000 Line of Credit Period" shall mean the period commencing on May 9, 2003 and ending on May 31, 2004.

     3. Section 2.02(b) of the Loan Agreement is hereby amended and restated as follows:

          Section 2.02 (b) $10,000,000 Line of Credit. Subject to and upon the terms and conditions contained in this Agreement, and relying on the representations and warranties contained in this Agreement, Lender agrees to make Advances to Borrower periodically during the $10,000,000 Line of Credit Period in an aggregate principal amount outstanding not to exceed the sum of Ten Million and No/100 ($10,000,000.00) Dollars (the "$10,000,000 Line of Credit"). On May 31, 2004, Lender's obligations to make any Advance on the $10,000,000 Line of Credit shall cease. The $10,000,000 Line of Credit is evidenced by a promissory note executed by the Borrower, dated May 9, 2003, in the principal sum of $10,000,000.00 (the "$10,000,000 Line of Credit Note"), payable to the order of the Lender on May 31, 2004. During the $10,000,000 Line of Credit Period, the Advances shall accrue interest at Libor Rate or Base Rate in accordance with Section
     2.03 and shall be payable interest only monthly in

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     arrears on the last day of each month, beginning the first month after the initial Advance, and continuing on the last day of each succeeding month, with the unpaid balance of principal and accrued interest due on May 31, 2004.

     3. In connection with the foregoing and only in connection with the foregoing, the Loan Agreement is hereby amended, but in all other respects all of the terms and conditions of the Loan Agreement remain unaffected.

     4. Borrower, Orange and Conrad acknowledge and agree that this Second Amendment shall not constitute a waiver of any Default(s) under the Loan Agreement or any documents executed in connection therewith, all of Lender's rights and remedies being preserved and maintained. Borrowers, Orange and Conrad hereby represent and warrant to Lender that no Default has occurred under the Loan Agreement and there has not occurred any condition, event or act which constitutes, or with notice or lapse of time (or both) would constitute, a Default under the Loan Agreement. Borrower, Orange and Conrad further acknowledge that the Collateral Documents and the continuing guaranties of Orange and Conrad remain in full force and effect and that the Collateral Documents and the continuing guaranties of Orange and Conrad continue to secure the payment and performance of the Obligations, as hereby amended, in accordance with their terms.

     5. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed.

LENDER:                                     BORROWER:
WHITNEY NATIONAL BANK                       CONRAD SHIPYARD, L.L.C.

By:                                         By:
         ----------------------------          --------------------------------
         Edgar W. Santa Cruz, III                     Lewis J. Derbes, Jr.
Title:   Vice President                     Its:      Treasurer and Manager

                                            GUARANTORS:
                                            ORANGE SHIPBUILDING COMPANY, INC.

                                            By:
                                               --------------------------------
                                                      Lewis J. Derbes, Jr.
                                            Its:      Secretary and Treasurer

                                            CONRAD INDUSTRIES, INC.

                                            By:
                                               --------------------------------
                                                      Lewis J. Derbes, Jr.
                                            Its:      Chief Financial Officer

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